BUSINESS ACQUISITIONS AND DISPOSALS	12 Months Ended
Dec. 31, 2012
BUSINESS ACQUISITIONS AND DISPOSALS
BUSINESS ACQUISITIONS AND DISPOSALS

3. BUSINESS ACQUISITIONS AND DISPOSALS

  Acquisitions and disposals in 2012

        Acquisitions of controlling interests in regional fixed line operators—In 2012, as part of its program of regional expansion, the Group acquired controlling interests in a number of fixed line operators in certain regions of Russia. The purchase price for these acquisitions was paid in cash. The acquisitions were accounted for using the acquisition method of accounting.

        The following table summarizes the purchase price allocation for regional fixed line operators acquired during the year ended December 31, 2012:

	Elf Group	Intercom	ZhelGorTeleCom	Pilot & TVKiK	Total
Month of acquisition	August	August	October	October
Region of operations	Central region	Volga region	Central region	Central region
Ownership interest acquired	100%	100%	100%	100%
Current assets	$180	$278	$135	$109	$702
Property, plant and equipment	1,530	361	108	663	2,662
Goodwill	5,407	1,950	3,698	1,746	12,801
Customer base	1,401	901	1,748	692	4,742
Current liabilities	(1,368)	(469)	(411)	(188)	(2,436)
Non-current liabilities	(280)	(180)	(355)	(138)	(953)
Fair value of contingent consideration	(878)	(316)	(162)	—	(1,356)

Consideration paid	$5,992	$2,525	$4,761	$2,884	$16,162

        The Group's consolidated financial statements reflect the allocation of the purchase price based on a fair value assessment of the assets acquired and liabilities assumed.

        Customer base intangibles recognized as a result of the acquisitions are being amortized over a period ranging from 7 to 9 years depending on the type of subscribers.

        The recognition of goodwill in the amount of $12.8 million from the acquisitions is due to the economic potential of the markets in which the acquired companies operate and synergies arising from the acquisitions. Goodwill is attributable to the "Russia" segment.

        Tascom—In May 2012, the Group acquired a 100% stake in Tascom CJSC ("Tascom"), a market leader in providing telecommunication services to corporate clients in Moscow and the Moscow region, for $45.3 million. The seller has indemnified the Group against all losses which arise in connection with liability for taxation matters relating to the pre-acquisition period. As of the acquisition date the Group recorded a provision for tax liabilities and a related indemnification asset in the amount of $7.4 million relating to this warranty.

        The Group also should pay to the seller any amount received for the services rendered by Tascom prior to the acquisition date, capped at RUB 400 million ($12.6 million as of May 28, 2012)—this contingent consideration arrangement was recorded at fair value which was determined based on unobservable inputs ("Level 3" of the hierarchy established by the U.S. GAAP guidance). The fair value was measured as the best estimate of all possible outcomes. During 2012 the Group paid $2.7 million of this contingent consideration to the seller. The remaining amount of $2.7 million is expected to be paid in 2013.

        The acquisition was accounted for using the acquisition method of accounting. The summary of the purchase price allocation for the acquisition was as follows:

Current assets	$15,435
Property, plant and equipment	18,452
Goodwill	34,089
Customer base	5,293
Other non-current assets	6,383
Current liabilities	(25,659)
Non-current liabilities	(3,363)
Fair value of contingent consideration	(5,365)

Consideration paid	$45,265

        The excess of the consideration paid over the value of net assets acquired in the amount of $34.1 million was allocated to goodwill which was attributable to the "Russia" segment and is not deductible for income tax purposes. Goodwill is mainly attributable to the expected synergies from increase of market share and reduction of capital expenditures to be made by the Group to construct optical fiber network.

        Deconsolidation of Stream—In May 2012, MTS and Sistema have signed a shareholders agreement with respect to the management of Stream LLC ("Stream"), which owns and manages Stream.ru. In addition Sistema contributed RUB 496.1 million ($15.8 million as of May 24, 2012) into Stream's charter capital and owned a 55% stake in Stream, thereby reducing MTS's direct ownership in Stream from 100% to 45%. After a loss of control over the subsidiary, the Group deconsolidated Stream and accounted for its interest using the equity method. The disposal was accounted for as transaction under common control directly in equity.

        Pro forma results of operations (unaudited)—The following unaudited pro forma financial data for the years ended December 31, 2012 and 2011, give effect to the 2012 acquisitions of Elf Group, Intercom, ZhelGorTeleCom, Pilot, TVKiK and Tascom as though these business combinations had been completed at the beginning of 2011.

	2012	2011
Pro forma:
Net revenues	$12,455,846	$12,357,783
Net income	1,011,836	1,455,503

        The pro forma information is based on various assumptions and estimates. The pro forma information is neither necessarily indicative of the operating results that would have occurred if the Group acquisitions had been consummated as of January 1, 2011, nor is it necessarily indicative of future operating results. The pro forma information does not give effect to any potential revenue enhancements or cost synergies or other operating efficiencies that could result from the acquisitions. The actual results of operations of these companies are included into the consolidated financial statements of the Group only from the respective dates of acquisition.

        The following amounts of revenue and earnings of companies acquired in 2012 since the acquisition date are included into the consolidated statement of operations and comprehensive income for the year ended December 31, 2012:

2012
Net revenues	$26,289
Net income	5,006

  Acquisitions in 2011

        Increase of stake in MGTS—In December 2011, the Group acquired 29% of the ordinary shares of MGTS from Sistema through acquisition of Sistema-Invenchur for RUB 10.56 billion ($336.3 million as of December 1, 2011). In addition the Group assumed debt in the amount of RUB 10.41 billion ($331.5 million as of December 1, 2011) due and payable by the end of 2011. MGTS is Moscow's incumbent fixed line operator that initially joined to the Group as a result of Comstar acquisition. Upon completion of the transaction the Group's ownership stake in MGTS increased to 99.01% of ordinary shares and 69.7% of preferred shares, which overall totals 94.1% of MGTS charter capital. The transaction was accounted for directly in equity.

        Acquisitions of controlling interests in regional fixed line operators—In 2011 as part of its program of regional expansion, the Group acquired controlling interests in a number of fixed line operators in certain regions of Russia. The purchase price for these acquisitions was paid in cash. The acquisitions were accounted for using the acquisition method of accounting.

        The following table summarizes the purchase price allocation for regional fixed line operators acquired during the year ended December 31, 2011:

	Inteleca Group	Infocentr	Altair	TVT	Total
Month of acquisition	April	April	August	October
Region of operations	Sibir region	Ural region	Central region	Volga region
Ownership interest acquired	100%	100%	100%	100%
Current assets	$853	$2,840	$3,172	$7,623	$14,488
Property, plant and equipment	10,812	2,585	3,739	68,789	85,925
Goodwill	10,662	14,711	12,726	111,967	150,066
Customer base	2,217	4,820	13,025	7,330	27,392
Other non-current assets	22	17	1,618	1,889	3,546
Current liabilities	(4,491)	(8,547)	(5,542)	(25,510)	(44,090)
Non-current liabilities	(875)	(989)	(3,148)	(9,545)	(14,557)

Consideration paid	$19,200	$15,437	$25,590	$162,543	$222,770

        The Group's consolidated financial statements reflect the allocation of the purchase price based on a fair value assessment of the assets acquired and liabilities assumed.

        Customer base recognized as a result of the acquisitions is amortized over a period ranging from 8 to 14 years depending on the type of subscribers.

        The recognition of goodwill in the amount of $150.1 million is due to the economic potential of the markets in which the acquired companies operate and synergies arising from the acquisitions. Goodwill is attributable to the "Russia" segment.

        The Group finalized the purchase price allocation of TVT in 2012. The consolidated statement of financial position was retroactively adjusted as if the purchase price allocation had been finalized at the acquisition date. The completion of the valuation of individual assets of the company resulted in the following adjustments:

	Amounts Recognized as of Acquisition Date	Measurement Period Adjustments	Amounts Recognized as of Acquisition Date (as Adjusted)
Current assets	$7,623	$—	$7,623
Property, plant and equipment	31,664	37,125	68,789
Goodwill	147,591	(35,624)	111,967
Customer base	—	7,330	7,330
Other non-current assets	1,813	76	1,889
Current liabilities	(25,510)	—	(25,510)
Non-current liabilities	(638)	(8,907)	(9,545)

Consideration paid	$162,543	$—	$162,543

  Acquisitions in 2010

        Acquisitions of controlling interests in regional fixed line operators—In 2010, as part of its program of regional expansion, the Group acquired controlling interests in a number of fixed line operators in certain regions of Russia. The purchase price for these acquisitions was paid in cash. The acquisitions were accounted for using the acquisition method of accounting.

        The following table summarizes the purchase price allocation for regional fixed line operators acquired during the year ended December 31, 2010:

	Tenzor Telecom	Penza Telecom	NMSK	Lanck Telecom	Total
Month of acquisition	February	June	December	December
Region of operations	Central region	Volga region	Sibir region	North-West region
Ownership interest acquired	100%	100%	100%	100%
Current assets	$711	$1,076	$2,575	$1,634	$5,996
Property, plant and equipment	2,191	2,407	10,625	10,618	25,841
Goodwill	6,616	7,394	14,113	11,119	39,242
Customer base	—	15,603	5,512	6,733	27,848
Other non-current assets	—	—	124	337	461
Current liabilities	(3,142)	(4,369)	(8,607)	(10,936)	(27,054)
Non-current liabilities	(130)	(2,779)	(944)	(1,684)	(5,537)

Consideration paid	$6,246	$19,332	$23,398	$17,821	$66,797

        Customer base recognized as a result of the acquisitions is amortized over a period ranging from 8 to 12 years depending on the type of subscribers.

        Recognition of goodwill in the amount of $39.2 million from the acquisitions is due to the economic potential of the markets in which the acquired companies operate and synergies arising from the acquisitions. Goodwill is attributable to the "Russia" segment.

        Acquisition of Sistema Telecom—In December 2010, the Group acquired 100% of Sistema Telecom from Sistema for RUB 11.59 billion ($378.98 million as of December 27, 2010). The entity's key assets consist of property rights in respect of the group of trademarks, including the distinctive "egg" trademarks of MTS, Comstar-UTS and MGTS, certain promissory notes previously issued by the Group in the amount of RUB 2.00 billion ($65.50 million) and a 45% stake in TS-Retail. As a result of the acquisition, the Group expects to reduce its operating expenses previously incurred to rent the trademarks and to further optimize the management structure of its retail business.

        The acquisition was accounted for as a common control transaction at carrying amount in a manner similar to the pooling-of-interests method directly in equity.

        Acquisition of Metro-Telecom—In August 2010, the Group acquired a 95% stake in Metro-Telecom from Invest-Svyaz, a wholly-owned subsidiary of Sistema, for RUB 339.35 million ($11.01 million as of August 27, 2010). The company operates an optical fiber network in the Moscow metro.

        The acquisition was accounted for as a common control transaction at carrying amount in a manner similar to the pooling-of-interests method directly in equity.

        Acquisition of Multiregion—In July 2010, the Group acquired a 100% stake in Multiregion for cash consideration of $123.6 million. Multiregion and its subsidiaries is a group of broadband and cable TV providers with a presence in 37 cities of the Russian Federation.

        The acquisition was accounted for using the purchase method of accounting. The summary of the purchase price allocation for the acquisition was as follows:

Current assets	$46,776
Non-current assets	46,732
Customer base	76,376
Goodwill	148,743
Current liabilities	(126,780)
Non-current liabilities	(44,007)
Fair value of noncontrolling interests	(24,244)

Consideration paid	$123,596

        The fair value of noncontrolling interests was determined based on unobservable inputs ("Level 3" of the hierarchy established by the U.S. GAAP guidance). The fair value was measured as the fair value of Multiregion's net assets using the discounted cash flow technique.

        The excess of the purchase price over the value of net assets acquired in the amount of $148.7 million was allocated to goodwill which was assigned to the "Russia" segment and is not deductible for income tax purposes. Goodwill is mainly attributable to the synergies from reduction of internet-traffic and administrative expenses of the Group and expected increase of market share as a result of future capital expenditures to be made by the Group.

        In 2011 the Group paid consideration of $23.96 million for the acquisition of noncontrolling interests in several subsidiaries of Multiregion. The difference between the consideration paid and the fair value of noncontrolling interests was recorded in additional paid-in capital.

        Increase of stake in SWEET-COM—In June 2010, the Group acquired the remaining 25.1% stake in SWEET-COM from private investors for $8.5 million. As a result of this transaction, the Group's ownership in the subsidiary increased to 100%. The original 74.9% stake was acquired in February 2005. SWEET-COM holds licenses for provision of telematics communications and data transmission services in the Moscow region and the Russian Federation. The transaction was accounted for directly in equity.

        Increase of stake in TS-Retail—In June 2010, the Group increased its direct ownership in TS-Retail from 25% to 40% for a nominal amount of one U.S. Dollar. MTS subsequently increased its effective ownership interest in TS-Retail to 50.95%, which was achieved through a voluntary tender offer to repurchase Comstar-UTS' shares in September 2010. In December 2010, as a result of acquisition of Sistema Telecom, the Group acquired an additional 45% stake in TS-Retail, resulting in the effective ownership interest reaching 96.04%. Following the merger with Comstar-UTS on April 1, 2011 the Group increased its stake in TS-Retail to 100%.

        Upon obtaining control over TS-Retail, the Group accounted for the acquisition as a common control transaction at carrying amount in a manner similar to the pooling-of-interests method directly in equity.

        Increase of stake in Comstar-UTS—In September 2010, through a voluntary tender offer the Group acquired 37,614,087 ordinary shares of Comstar-UTS which represents approximately 9.0% of its issued share capital for a total consideration of RUB 8.28 billion (approximately $271.89 million as of October 6, 2010). This brought the Group's total ownership stake in Comstar-UTS to 70.97% (or 73.33% excluding treasury shares). The transaction was accounted for directly in equity.

        Furthermore, on December 23, 2010 an extraordinary general meeting of the Company's shareholders approved the merger of Comstar-UTS and a number of MTS' subsidiaries into MTS OJSC. The Group redeemed Comstar-UTS shares held and put by non-controlling interest shareholders within the limit set forth by the Russian law at a specified price. The amount redeemed to Comstar shareholders in the first quarter 2011 totaled to $168.8 million. The remaining 98,853,996 of Comstar-UTS shares held by non-controlling interest shareholders were converted into existing MTS treasury shares as well as newly issued MTS shares at an exchange ratio of 0.825 MTS ordinary shares for each Comstar-UTS ordinary share. As a result, the charter capital of MTS OJSC increased by 73,087,424 ordinary shares to a total of 2,066,413,562 ordinary shares. The merger was completed on April 1, 2011. The transactions were accounted for directly in equity.